SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

March 31, 2004
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-50261 (Commission File No.)	52-2362509 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

We filed a Form 8-K dated March 31, 2004 for the acquisitions of the Madrona Buildings, located in Torrance, CA, Brunswig Square, located in Los Angeles, CA and Hawthrone Plaza, located in San Francisco, CA without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
G REIT, Inc.:

     We have audited the accompanying statement of revenues and certain expenses of the Madrona Building (“Madrona”) for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of Madrona’s revenues and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of Madrona for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE, LLP

Los Angeles, California
June 14, 2004

Madrona Building
Statements of Revenues and Certain Expenses

	Year Ended	Three Months
	December 31,	Ended March 31,
	2003	2004 (Unaudited)
REVENUES:
Lease rentals	$827,470	$206,868
Miscellaneous income	269,649	67,412

Total revenues	1,097,119	274,280

EXPENSES:
Operation and maintenance	628,727	157,182
Real estate taxes	362,331	90,583
General and administrative	146,382	36,596

Total expenses	1,137,440	284,361

EXPENSES IN EXCESS OF REVENUES	$(40,321)	$(10,081)

See accompanying notes to statement of revenues and certain expenses.

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year Ended December 31, 2003

Note 1. Basis of Presentation

The accompanying statement of revenues and certain expenses relates to the operations of the Madrona Buildings. On March 31, 2004, G REIT, Inc. (the “Company”) through its wholly owned subsidiary, G REIT – Madrona, LP, a Delaware limited liability company, purchased Madrona Buildings located in Torrance, California from an unaffiliated third party for a purchase price of approximately $45,900,000. The Madrona Buildings are a 211,407 square foot four-building Class A office portfolio located in Torrance and are convenient to Long Beach, West Los Angeles and the Los Angeles International Airport. The Madrona Buildings were approximately 85% leased to multiple tenants at acquisition. The purchase was financed with $28,458,000 in borrowings through LaSalle Bank National Association. The Company is required to make interest only payments until the due date of January 30, 2006 at which time the loan must be paid in full or refinanced. The Company paid an acquisition fee to Triple Net Properties Realty, Inc. (“Realty”), an affiliate of the Company’s advisor, of $1,350,000, or approximately 2.9% of the purchase price.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Madrona Buildings for the year ended December 31, 2003 due to the exclusion of interest, depreciation and amortization expense, which may not be comparable to the proposed future operations of the Madrona Buildings.

Note 2. Summary of Significant Accounting Policies and Practices

     (a) Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases. Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

     (b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Note 3. Minimum Future Lease Rentals

The Madrona Buildings have entered into various lease agreements with tenants to lease space in the property. As of December 31, 2003, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

Year ending December 31:
2004	$2,233,663
2005	2,365,821
2006	2,495,535
2007	2,502,467
2008	2,005,132
Thereafter	7,378,821

$18,981,439

The leases also require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

Note 4. Tenant Concentrations

For the year ended December 31, 2003, the following tenants generated rental income in excess of 10% of the Madrona Building’s total rental income:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
NavCom Technology, Inc	7/31/2010	$303,750	56.8%
Kaiser Foundation Health Plan, Inc.	9/30/2013	$231,066	43.2%

If these tenants were to default on their leases, future revenues of the Madrona Buildings could be severely impacted.

Note 5. Commitments and Contingencies

The Madrona Buildings are subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Madrona Buildings’ results of operations.

In connection with the ownership and operation of the real estate property, the Madrona Buildings may be potentially liable for costs and damages related to environmental matters. The Madrona Buildings have not been notified by any governmental authority of any non-compliance, liability or other claim, and the Madrona Buildings are not aware of any other environmental condition that management believes will have a material adverse effect on the Madrona Buildings’ results of operations.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
G REIT, Inc.:

     We have audited the accompanying statement of revenues and certain expenses of Brunswig Square for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of Brunswig Square’s revenues and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of Brunswig Square for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE, LLP

Los Angeles, California
June 14, 2004

Brunswig Square
Statements of Revenues and Certain Expenses

	Year Ended	Three Months
	December 31,	Ended March 31,
	2003	2004 (Unaudited)
REVENUES:
Lease rentals	$2,655,497	$663,874
Miscellaneous income	508,694	127,173

Total revenues	3,164,191	791,047

EXPENSES:
Operation and maintenance	489,533	122,383
Real estate taxes	191,107	47,777
Electricity, water and gas utilities	255,571	63,893
General and administrative	67,592	16,898

Total expenses	1,003,803	250,951

REVENUES IN EXCESS OF EXPENSES	$2,160,388	$540,096

See accompanying notes to statement of revenues and certain expenses.

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year Ended December 31, 2003

Note 1. Basis of Presentation

The accompanying statement of revenues and certain expenses relates to the operations of Brunswig Square. On April 5, 2004, G REIT, Inc. (the “Company”) through its wholly owned subsidiary, GREIT – Brunswig Square, LP, a California limited liability company, purchased Brunswig Square located in Los Angeles, California from an unaffiliated third party for a purchase price of approximately $23,805,000. Brunswig Square is a 135,982 square foot office/retail building located in the Little Tokyo District of Downtown Los Angeles. Brunswig Square was approximately 93% leased to multiple tenants at acquisition. The purchase was a cash purchase. The Company paid an acquisition fee to Realty of $716,400, or approximately 3.0% of the purchase price.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of Brunswig Square for the year ended December 31, 2003 due to the exclusion of interest, depreciation and amortization expense, which may not be comparable to the proposed future operations of Brunswig Square.

Note 2. Summary of Significant Accounting Policies and Practices

     (a) Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases. Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

     (b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Note 3. Minimum Future Lease Rentals

Brunswig Square has entered into various lease agreements with tenants to lease space in the property. As of December 31, 2003, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

Year ending December 31:
2004	$2,433,688
2005	2,382,594
2006	2,336,658
2007	2,056,900
2008	1,562,433
Thereafter	3,461,305

$14,233,578

The leases also require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

Note 4. Tenant Concentrations

For the year ended December 31, 2003, the following tenants generated rental income in excess of 10% of the Brunswig Square’s rental income:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
City of Los Angeles Retirement System	7/31/2008	$635,397	20.3%
GSA/INS	5/31/2007	$421,653	13.5%

If these tenants were to default on their leases, future revenues of Brunswig Square could be severely impacted.

Note 5. Commitments and Contingencies

Brunswig Square is subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on Brunswig Square’s results of operations.

In connection with the ownership and operation of the real estate property, Brunswig Square may be potentially liable for costs and damages related to environmental matters. Brunswig Square has not been notified by any governmental authority of any non-compliance, liability or other claim, and Brunswig Square is not aware of any other environmental condition that management believes will have a material adverse effect on Brunswig Square’s results of operations.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
G REIT, Inc.:

     We have audited the accompanying statement of revenues and certain expenses of Hawthorne Plaza for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of Hawthorne Plaza’s revenues and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of Hawthorne Plaza for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE, LLP

Los Angeles, California
June 14, 2004

Hawthorne Plaza
Statements of Revenues and Certain Expenses

	Year Ended	Three Months Ended
	December 31,	March 31, 2004
	2003	(Unaudited)
REVENUES:
Lease rentals	$8,321,219	$2,080,305
Miscellaneous income	177,461	44,365

Total revenues	8,498,680	2,124,670

EXPENSES:
Operation and maintenance	1,440,943	360,236
Real estate taxes	877,259	219,315
Electricity, water and gas utilities	957,667	239,417
Management fees	564,235	141,059
General and administrative	198,891	49,723

Total expenses	4,038,995	1,009,750

REVENUES IN EXCESS OF EXPENSES	$4,459,685	$1,114,920

See accompanying notes to statement of revenues and certain expenses.

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year Ended December 31, 2003

Note 1. Basis of Presentation

The accompanying statement of revenues and certain expenses relates to the operations of Hawthorne Plaza. On April 20, 2004, G REIT, Inc. (the “Company”) through its wholly owned subsidiary, GREIT – Hawthorne Plaza, LP, a Virginia limited liability company, purchased Hawthorne Plaza located in San Francisco, California from an unaffiliated third party for a purchase price of approximately $97,000,000. Hawthorne Plaza is a 418,668 square foot two-building Class A office complex. Hawthorne Plaza was approximately 100% leased to multiple tenants at acquisition. The buildings were financed with a first mortgage loan from Fleet National Bank, Administrative Agent, in the amount of $62,750,000. The Company is required to make interest only payments until the due date of April 19, 2005 with a option to extend to April 19, 2006, at which time the loan must be paid in full or refinanced. The Company paid an acquisition fee to Realty $2,900,000, or approximately 3.0% of the purchase price.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of Hawthorne Plaza for the year ended December 31, 2003 due to the exclusion of interest, depreciation and amortization expense, which may not be comparable to the proposed future operations of Hawthorne Plaza.

Note 2. Summary of Significant Accounting Policies and Practices

     (a) Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases. Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

     (b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Note 3. Minimum Future Lease Rentals

Hawthorne Plaza has entered into various lease agreements with tenants to lease space in the property. As of December 31, 2003, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

Year ending December 31:
2004	$13,358,392
2005	10,161,114
2006	8,802,946
2007	8,379,737
2008	8,359,517
Thereafter	8,611,731

$57,673,437

The leases also require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

Note 4. Tenant Concentrations

For the year ended December 31, 2003, the following tenants generated rental income in excess of 10% of the Hawthorne Plaza’s rental income:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
Environment Protection Agency	9/30/2009	$7,061,873	58.5%
Health Care Financial Administration	9/30/2005	$1,508,833	12.5%

If these tenants were to default on their leases, future revenues of Hawthorne Plaza could be severely impacted.

Note 5. Commitments and Contingencies

Hawthorne Plaza is subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on Hawthorne Plaza’s results of operations.

In connection with the ownership and operation of the real estate property, Hawthorne Plaza may be potentially liable for costs and damages related to environmental matters. Hawthorne Plaza has not been notified by any governmental authority of any non-compliance, liability or other claim, and Hawthorne Plaza is not aware of any other environmental condition that management believes will have a material adverse effect on Hawthorne Plaza’s results of operations.

G REIT, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2003

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust for federal income tax purposes. Pursuant to a Registration Statement on Form S-11/A under the Securities Act of 1933, as amended, which was declared effective by the Securities and Exchange Commission (the “Commission”) on July 22, 2002 (the “Initial Offering”), the Company offered for sale to the public on a “best efforts” basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan (the “DRIP”) under which its shareholders may elect to have dividends reinvested in additional shares of common stock. On February 9, 2004, the Company terminated the Initial Offering and began the sale to the public on a “best efforts” basis of 27,000,000 shares of its common stock at a price of $10 per share and up to 1,500,000 additional shares in accordance with the DRIP pursuant to a Registration Statement on Form S-11/A declared effective by the Commission on January 23, 2004 (the “Second Offering” and, together with the Initial Offering, the “Offerings”). On April 30, 2004, the Company terminated its Second Offering, the DRIP and the share repurchase plan.

From its inception through April 20, 2004, the date of the last property acquisition, the Company sold and issued 33,483,000 of its shares of common stock pursuant to its Offerings resulting in gross proceeds of approximately $334,168,000. Net proceeds after selling commissions, marketing and due diligence costs and organization and offering expenses totaled $299,379,000. Of the total shares sold, 5,686,000 shares were sold and issued subsequent to March 31, 2004 through April 20, 2004, generating gross proceeds of approximately $56,976,000 and net proceeds of approximately $51,074,000. Through April 20, 2004, proceeds raised from the Offerings were utilized to complete 18 significant real estate acquisitions:

•	5508 Highway 290 West Building, a property located in Austin, Texas with 74,089 leasable square feet;

•	Two Corporate Plaza, a property located in Clear Lake, Texas with 161,331 leasable square feet;

•	a 30% undivided tenant in common interest in Congress Center, a property located in Chicago, Illinois with 524,730 leasable square feet;

•	Atrium Building, a property located in Lincoln, Nebraska with 166,902 leasable square feet;

•	Department of Children and Families Campus (“DCFC”), a property located in Plantation, Florida with 124,037 leasable square feet;

•	Gemini Plaza, a property located in Houston, Texas with 158,627 leasable square feet;

•	Bay View Plaza, a property located in Alameda, California with 60,434 leasable square feet;

•	North Pointe Corporate Center, a property located in Sacramento, California with 130,805 leasable square feet;

•	824 Market Street, a property located in Wilmington, Delaware with 200,020 leasable square feet;

•	Sutter Square Galleria, a property located in Sacramento, California with 61,036 leasable square feet;

•	One World Trade Center, a property located in Long Beach, California with 573,300 leasable square feet;

•	Centerpoint Corporate Park, a property located in Kent, Washington with 435,784 leasable square feet;

•	AmberOaks Corporate Center, a property located in Austin, Texas with 281,885 leasable square feet;

•	Public Ledger Building, a property located in Philadelphia, Pennsylvania with 471,217 leasable square feet;

•	Madrona Building, a property located in Torrance, California with 211,407 leaseable square feet;

•	Brunswig Square, a property located in Los Angeles, California with 135,982 leaseable square feet;

•	North Belt Corporate Center, a property located in Houston, Texas with 155,764 leaseable square feet; and

•	Hawthorne Plaza, a property located in San Francisco, California with 418,668 leaseable square feet.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the 18 significant acquisitions, including the purchase of the Madrona Buildings, Brunswig Square and Hawthorne Plaza, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical consolidated financial statements of the Company and those of the Madrona Buildings, Brunswig Square and Hawthorne Plaza, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale and issuance of 15,921,000 shares of the Company’s common stock from January 1, 2004 through April 20, 2004 pursuant to the Offerings;

(ii)	the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003;

(iii)	the acquisition of Atrium Building completed on January 31, 2003;

(iv)	the acquisition of DCFC completed on April, 25, 2003;

(v)	the acquisition of Gemini Plaza completed on May 2, 2003;

(vi)	the acquisition of Bay View completed on July 31, 2003;

(vii)	the acquisition of North Pointe completed on August 11, 2003;

(viii)	the acquisition of 824 Market completed on October 10, 2003;

(ix)	the acquisition of Sutter Square completed on October 28, 2003;

(x)	the acquisition of One World Trade completed on December 5, 2003;

(xi)	the acquisition of Centerpoint completed on December 30, 2003;

(xii)	the acquisition of AmberOaks completed on January 20, 2004;

(xiii)	the acquisition of Public Ledger completed on March 31, 2004;

(xiv)	the acquisition of the Madrona Buildings on March 31, 2004;

(xv)	the acquisition of Brunswig Square on April 5, 2004; and

(xvi)	the acquisition of Hawthorne Plaza on April 20, 2004.

The accompanying unaudited pro forma consolidated statement of operations for the three month period ended March 31, 2004 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale and issuance of 10,235,000 shares of the Company’s common stock from April 1, 2004 through April 20, 2004 pursuant to the Offerings;

(ii)	the acquisition of AmberOaks completed on January 20, 2004;

(iii)	the acquisition of Public Ledger completed on March 31, 2004;

(iv)	the acquisition of the Madrona Buildings on March 31, 2004;

(v)	the acquisition of Brunswig Square on April 5, 2004; and

(vi)	the acquisition of Hawthorne Plaza on April 20, 2004.

The Company intends to operate the Madrona Buildings subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of the Madrona Buildings based on the rents to be paid during the first full year after acquisition are approximately ($222,000). Approximately $756,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of the Madrona Buildings is $26,784,000 and (ii) Madrona Building’s building and improvements are depreciated over 39 year lives.

The Company intends to operate Brunswig Square subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of Brunswig Square based on the rents to be paid during the first full year after acquisition are approximately $458,000. Approximately $1,438,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of Brunswig Square is $18,190,000 and (ii) Brunswig Square’s building and improvements are depreciated over 39 year lives.

The Company intends to operate Hawthorn Plaza subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of Hawthorne Plaza based on the rents to be paid during the first full year after acquisition are approximately $1,553,000. Approximately $7,052,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of Hawthorn Plaza is $78,069,000 and (ii) Hawthorne Plaza’s building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Pro forma Consolidated Balance Sheet
March 31, 2004
(Unaudited)

		Pro Forma Adjustments
	Company	Issuance	Purchase of	Purchase of	Purchase of	Company
	Historical	of Shares	Madrona	Brunswig	Hawthorne	Pro Forma
		(A)	(B)	(B)	(B)
Assets
Real estate investments:
Operating properties, net	$398,120,000	$—	$42,903,576	$21,813,823	$88,229,723	$551,067,122
Investments in unconsolidated real estate	13,990,000	—	—	—	—	13,990,000

	412,110,000	—	42,903,576	21,813,823	88,229,723	565,057,122

Cash and equivalents	30,687,000	51,074,000	(17,450,000)	(23,305,000)	(32,200,000)	8,806,000
Accounts receivable, net	1,750,000	—	—	—	—	1,750,000
Real estate deposits	3,300,000	—	—	(500,000)	(2,050,000)	750,000
Deferred financing costs	3,984,000	—	—	—	—	3,984,000
Other assets, net	27,639,000	—	4,450,264	2,204,708	8,939,758	43,233,730

	$479,470,000	$51,074,000	$29,903,840	$213,531	$62,919,481	$623,580,852

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$8,978,000	$—	$—	$—	$—	$8,978,000
Mortgage loans payable	111,435,000	—	28,450,000	—	62,750,000	202,635,000
Line of credit	101,463,000	—	—	—	—	101,463,000
Security deposits and prepaid rent	2,401,000	—	—	—	—	2,401,000
Identified intangible liabilities	15,614,000	—	1,453,840	213,531	169,481	17,450,852
Distributions payable	1,546,000	—	—	—	—	1,546,000

	241,437,000	—	29,903,840	213,531	62,919,481	334,473,852

Minority interest	94,000	—	—	—	—	94,000

Shareholders’ equity Common stock, $.01 par value; 50,000,000 shares authorized; 27,797,000 shares issued and outstanding on a historical basis and 33,483,000 on a pro forma basis	278,000	57,000	—	—	—	335,000
Additional paid-in capital	248,027,000	51,017,000	—	—	—	299,044,000
Distributions in excess of earnings	(10,366,000)	—	—	—	—	(10,366,000)

	237,939,000	51,074,000	—	—	—	289,013,000

	$479,470,000	$51,074,000	$29,903,840	$213,531	$62,919,481	$623,580,852

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2004
(Unaudited)

				Madrona			Brunswig			Hawthorne
	Company			Property	Pro Forma		Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Pro Forma
		(C)		(E)			(E)			(E)
Revenues
Rental income	$12,509,000	$1,026,156		$274,280	$204,421	(K)	$791,047	$(8,041)	(K)	$2,124,670	$144,322	(K)	$17,065,855

Expenses
Rental expenses	3,290,000	379,425		157,182	148,767	(L)	186,276	101,654	(L)	599,653	768,839	(L)	5,631,796
Property taxes and assessments	1,130,000	200,997		90,583	29,561	(H)	47,777	20,960	(H)	219,315	49,133	(H)	1,788,326
Insurance	146,000	—		—	—		—	—		—	—		146,000
Management fees	574,000	51,308		—	11,333	(F)	—	39,552	(F)	141,059	(34,825)	(F)	782,427
General and administrative	446,000	1,484		36,596	—		16,898	—		49,723	—		550,701
Interest	1,967,000	47,810		—	195,000	(I)	—	—		—	423,563	(I)	2,633,373
Ground lease expense	10,000	—		—	—		—	—		—	—		10,000
Depreciation	4,941,000	433,773		—	244,401	(G)	—	143,368	(G)	—	750,103	(G)	6,512,645

	12,504,000	1,114,797		284,361	629,062		250,951	305,534		1,009,750	1,956,813		18,055,268

Net income (loss) before other income and minority interest	5,000	(88,641)		(10,081)	(424,641)		540,096	(313,575)		1,114,920	(1,812,491)		(989,413)
Other income:
Interest income	26,000	—		—	—		—	—		—	—		26,000
Equity in earnings of unconsolidated real estate	4,000	—		—	—		—	—		—	—		4,000

Net income (loss) before minority interest	35,000	(88,641)		(10,081)	(424,641)		540,096	(313,575)		1,114,920	(1,812,491)		(959,413)
Minority interest	2,000	—		—	—		—	—		—	—		2,000

Net income (loss)	$33,000	$(88,641)		$(10,081)	$(424,641)		$540,096	$(313,575)		$1,114,920	$(1,812,491)		$(961,413)

Weighted average number of common shares outstanding
Basic and diluted	21,336,000	5,686,000	(D)	—	—		—	—		—	—		27,022,000

Earnings per share-basic and diluted	$0.00	$—		—	$—		$—	—		—	—		$(0.04)

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

				Madrona			Brunswig			Hawthorne
	Company			Property	Pro Forma		Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Historical	Adjustments		Pro Forma
		(C)		(E)			(E)			(E)
Revenues
Rental income	$12,427,027	$30,983,814		$1,097,119	$817,683	(K)	$3,164,191	$(32,166)	(K)	$8,498,680	$577,287	(K)	$57,533,633

Expenses
Rental expenses	2,888,913	8,218,551		628,727	595,068	(L)	745,104	406,616	(L)	2,398,610	3,075,355	(L)	18,956,944
Property taxes and assessments	1,044,839	3,892,302		362,331	118,242	(H)	191,107	83,841	(H)	877,259	196,531	(H)	6,766,452
Insurance	157,832	521,709		—	—		—	—		—	—		679,541
Management fees	658,412	1,421,391		—	45,334	(F)	—	158,210	(F)	564,235	(139,301)	(F)	2,708,281
General and administrative	1,887,139	307,144		146,382	—		67,592	—		198,891	—		2,607,148
Interest	2,647,937	4,023,488		—	780,000	(I)	—	—		—	1,694,250	(I)	9,145,675
Ground lease expense	37,583	101,461		—	—		—	—		—	—		139,044
Depreciation	3,350,782	6,223,390		—	977,603	(G)	—	573,473	(G)	—	3,000,412	(G)	14,125,660

	12,673,437	24,709,436		1,137,440	2,516,247		1,003,803	1,222,140		4,038,995	7,827,247		55,128,745

Net income (loss) before other income and minority interest	(246,410)	6,274,378		(40,321)	(1,698,564)		2,160,388	(1,254,306)		4,459,685	(7,249,960)		2,404,888

Other income:
Interest income	123,146	26,086		—	—		—	—		—	—		149,232
Equity in earnings of unconsolidated real estate	204,487	—		—	—		—	—		—	—		204,487

Net income (loss) before minority interest	81,223	6,300,464		(40,321)	(1,698,564)		2,160,388	(1,254,306)		4,459,685	(7,249,960)		2,758,607
Minority interest	3,286	12,535	(J)	—	—		—	—		—	—		15,821

Net income (loss)	$77,937	$6,287,929		$(40,321)	$(1,698,564)		$2,160,388	$(1,254,306)		$4,459,685	$(7,249,960)		$2,742,786

Weighted average number of common shares outstanding Basic and diluted	8,242,697	15,921,000	(D)	—	—		—	—		—	—		24,163,697

Earnings per share-basic and diluted	$0.01	$0.39		$—	$—		$—	$—		$—	$—		$0.11

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

Pro Forma Balance Sheet

(A) Net proceeds from the sale of an additional 5,686,000 shares of the Company’s common stock from April 1, 2004 through April 20, 2004 pursuant to the offering, as follows:

Gross offering proceeds	$56,976,000
Less:
Selling commissions, investor marketing and due diligence costs	5,902,000

Net proceeds	51,074,000
Common stock, par value $.01 per share	57,000

Additional paid-in-capital	$51,017,000

(B) Reflects the allocation of the purchase price to tangible property (land, building and improvements) and intangibles as described below. Cash to effect the purchase was net of real estate deposits paid prior to closing, specific mortgage borrowings plus the effect of security deposit liabilities assumed upon closing, as applicable. The purchase price was allocated as follows:

		Brunswig	Hawthorne
	Madrona	Square	Plaza
Tangible property	$45,129,988	$21,813,823	$88,229,723
Deferred asset — intangible	4,681,204	2,204,708	8,939,758
Deferred revenue — intangible	(3,911,192)	(213,531)	(169,481)

Total purchase price	45,900,000	23,805,000	97,000,000
Less:	—	—	—
Mortgage	(28,450,000)	—	(62,750,000)
Real estate deposits	—	(500,000)	(2,050,000)

Cash paid at purchase	$17,450,000	$23,305,000	$32,200,000

Deferred asset intangible represents the aggregate value of acquired intangibles, primarily the lease origination cost savings associated with in-place tenants which have been capitalized as part of the purchases and are included in other assets in the accompanying pro forma consolidated balance sheet at December 31, 2003.

Deferred revenue represents the capitalized intangible associated with in-place tenant lease contracts marked to market at time of acquisition.

Pro Forma Statements of Operations

(C) Includes, as previously reported:

(ii) revenues and certain expenses of previous acquisitions completed in 2004, on a pro forma basis, for the period January 1, 2004 to date of each acquisition:

•	AmberOaks (date of acquisition-January 20, 2004).

•	Public Ledger (date of acquisition-March 31, 2004).

Rental income includes the effect of amortizing the capitalized deferred revenue intangible associated with in-place leases over the term of such leases. Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives. General and administrative expenses include the straight line effect of amortizing acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases.

(D) Issuance of 15,921,000 shares of the Company’s common stock sold from January 1, 2004 through April 20, 2004 and 5,686,000 of the Company's common stock sold from April 1, 2004, through April 30, 2004, reflected as of the beginning of the period presented.

(E) Actual revenues and certain expenses of Madrona, Brunswig Square and Hawthorne Plaza for the three months ended March 31, 2004 and the year ended December 31, 2003.

(F) Reflects the incremental management fees to be paid by the Company to Realty based on a rate of 5% of Madrona, Brunswig Square and Hawthorne Plaza’s gross historical property revenue.

(G) Depreciation expense for Madrona, Brunswig Square and Hawthorne Plaza is calculated using the straight line method applied to the estimated depreciable cost basis of the property over its estimated useful life of 39 years.

(H) An adjustment was made to Madrona, Brunswig Square and Hawthorne Plaza for incremental property tax expense assuming the Company’s acquisition price and an annual property tax rate of 1.047%, 1.155% and 1.107%, respectively.

(I) Reflects interest expense on the Fleet National Bank mortgage secured by Hawthorne Plaza (2.7%) and the draw on the La Salle line of credit for Madrona (3.9%).

(J) Minority interest share of Bay View’s pro forma earnings for the year ended December 31, 2003.

(K) Reflects amortization of deferred revenue intangible capitalized upon the acquisition of the in-place leases of Madrona, Brunswig Square and Hawthorne Plaza utilizing the straight-line method over the term of such leases for the periods presented.

(L) Reflects amortization of the deferred intangible asset capitalized in purchase accounting associated with acquired lease obligations (primarily lease origination cost savings related to in-place leases) at Madrona, Brunswig Square and Hawthorne Plaza utilizing the straight-line method over the term of such leases for the periods presented.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.
Date: June 14, 2004	By:	/s/ Anthony W. Thompson
Anthony W. Thompson
President and Chief Executive Officer